EXHIBIT 10.10

                                 AMENDMENT NO. 1
                                     TO THE
                       PIONEER NATURAL RESOURCES USA, INC.
                            401(k) AND MATCHING PLAN
             (Amended and Restated Effective as of January 1, 2002)
             ------------------------------------------------------

     Pursuant to the  provisions  of Section 8.1  thereof,  the Pioneer  Natural

Resources USA, Inc. 401(k) and Matching Plan (Amended and Restated  Effective as

of January 1, 2002) (the  "Plan") is hereby  amended in the  following  respects only:

     FIRST: Effective January 1, 2002, the first two sentences of Section 4.2 of the Plan are hereby amended by restatement as three  sentences  which shall read as follows:

             For investment purposes the Trust shall be divided into the Pioneer Stock Investment Fund, which shall be a common fund invested in Pioneer Stock, and such number and kind of other separate and distinct Investment Funds as the Committee shall determine in its absolute discretion. The Trust assets allocated to a particular Investment Fund other than the Pioneer Stock Investment Fund shall be invested by the Trustee and/or one or more investment managers duly appointed in accordance with the provisions of the Trust, as the case may be, in such type of property, whether real, personal or mixed, as the Trustee is directed to acquire and hold for such Investment Fund. Dividends and other amounts received with respect to Pioneer Stock held in the Pioneer Stock Investment Fund shall be invested in Pioneer Stock.

     SECOND: Effective January 1, 2002, the third sentence of Section 4.3 of the

Plan is hereby deleted in its entirety.

     THIRD:  Effective  January  1, 2002,  Section  6.1(c) of the Plan is hereby amended by restatement in its entirety to read as follows:

             (c) Subject to the provisions of this Article requiring that distributions and withdrawals be made in the form of an annuity contract, distributions and withdrawals shall be made in cash, except that amounts credited to an Account that are invested in the Pioneer Stock Investment Fund may, at the election of the Participant, be distributed in the form of Pioneer Stock with cash in lieu of fractional shares.

     FOURTH:  Effective  October 1, 2002,  Section  6.6(a) of the Plan is hereby amended by restatement in its entirety to read as follows:


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             (a) A Participant in the employ of an Employer may make --

                    (i) a withdrawal of all or a portion (in multiples of 10% or in whole dollar amounts) of the total amount credited to his or her After-Tax Account, Mesa After-Tax Account or Rollover Account;

                     (ii) if the Participant has attained the age of 59 1/2, a withdrawal of all or a portion (in multiples of 10% or in whole dollar amounts) of the total vested amount credited to his or her Accounts (other than his or her Matching Plan Account and Mesa Premium Account); or

                    (iii) a hardship withdrawal of such amount as the Committee shall determine to be necessary to satisfy an immediate and heavy financial need of such Participant from his or her Pre-Tax Account and Prior Plan Pre-Tax Account, other than earnings credited to either such Account for any period of time after December 31, 1988, and qualified nonelective contributions allocated to either such Account;

             provided, however, that (i) no withdrawal may be made unless notice of such withdrawal is delivered to or in the manner prescribed by the Committee by the withdrawing Participant within such period of time prior to the effective date thereof as the Committee may prescribe in its discretion, (ii) no withdrawal may be made by a Participant to whom a loan from the Trust is then outstanding unless the Committee is satisfied that such loan will remain nontaxable and fully secured by the withdrawing Participant's
             Vested Interest following such withdrawal, and (iii) withdrawals from the Prior Plan Pre-Tax Account and Prior Plan Employer Account may be made only pursuant to the notice and consent requirements of
             Section  6.2(b).   The  Committee  shall   direct  the  Trustee  to
             distribute any withdrawn amount to such Participant as soon as practicable following the effective date of the withdrawal. Any withdrawal from an Account pursuant to this Section shall be taken proportionally from each Investment Fund in which such Account is invested; provided, however, that a Participant may elect in the manner prescribed by the Committee to have his or her withdrawal taken from the portion of such Account that is invested in one or more Investment Fund(s). The Committee may prescribe uniform and nondiscriminatory rules and procedures limiting the number of times that a Participant may make withdrawals during a Plan Year and the minimum amount that a Participant may withdraw on any single occasion.


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     IN WITNESS WHEREOF, this Amendment has been executed as of this 10th day of
January, 2003.

                                         PIONEER NATURAL RESOURCES USA INC.




                                         By   /s/ Larry Paulsen
                                            ---------------------------------
                                              Larry Paulsen, Vice President




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